Exhibit 10.3

AMENDMENT TO

EMPLOYMENT AGREEMENT

AMENDMENT is made as of August 10, 2014 by and between DESTINATION MATERNITY CORPORATION (the “Company”) and RONALD J. MASCIANTONIO (the “Executive”)

WHEREAS, the Company and the Executive are parties to an Employment Agreement dated as of July 16, 2009, as amended (the “Employment Agreement”); and

WHEREAS, the Compensation Committee of the Board of Directors of the Company has resolved to increase the Executive’s severance entitlement upon certain terminations of employment to match the entitlement of other named executive officers of the Company.

NOW, THEREFORE, in consideration of these premises and intending to be legally bound hereby, the Employment Agreement is hereby amended as follows, effective as of the date first above written:

1. Section 5.1.4 of the Agreement is hereby amended and restated, which shall read in its entirety as follows:

“5.1.4. monthly severance payments equal to one-ninth of Executive’s Base Salary for a period equal to 9 months; and”

2. Section 5.1.5 of the Agreement is hereby amended and restated, which shall read in its entirety as follows:

“5.1.5. waiver of the applicable premium otherwise payable for COBRA continuation coverage for Executive (and, to the extent covered immediately prior to the date of such cessation, his eligible dependents) for a period equal to 12 months.”

3. Section 5.2 of the Agreement is hereby amended and restated, which shall read in its entirety as follows:

“5.2 Termination Following a Change in Control. For cessations of employment described in Section 5.1 that occur during the one year period following a Change in Control, (i) the reference in Section 5.1.4 to “one-ninth of Executive’s Base Salary” will be replaced by “one-tenth of Executive’s Base Salary,” (ii) the reference in Section 5.1.4 to “9 months” will be replaced with a reference to “15 months” and (iii) the reference in Section 5.1.5 to “12 months” will be replaced with a reference to “18 months.”

4. The Employment Agreement, as amended by the foregoing changes, is hereby ratified and confirmed in all respects.

5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and the Executive has executed this Amendment, in each case on the date first written above.

DESTINATION MATERNITY CORPORATION

By:	/s/ Judd P. Tirnauer
Name:	Judd P. Tirnauer
Title:	Executive Vice President & Chief Financial Officer

RONALD J. MASCIANTONIO

/s/ Ronald J. Masciantonio

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